UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
Amendment to Solar Capital Ltd. Loan and Security Agreement

On December 4, 2020, Apollo Endosurgery, Inc. and Solar Capital Ltd. entered into a Seventh Amendment, or the Seventh Amendment, to our loan and security agreement dated March 15, 2019, or the Term Loan Facility. The Seventh Amendment extends the interest only period available under the Term Loan Facility until March 1, 2022 (or September 1, 2022 if certain revenue milestones are achieved), extends the maturity date of the Term Loan Facility to September 1, 2024 (or March 1, 2025 if certain revenue milestones are achieved), and resets mandatory prepayment fees as of the date of the Seventh Amendment. In addition, in connection with the Seventh Amendment, the final fee due at maturity and the additional fee due at the earlier of certain exit events (as described in the Term Loan Facility) or achievement of certain revenue milestones were increased by 2% and 1%, respectively.

A copy of the Seventh Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Seventh Amendment is not complete and is qualified in its entirety by reference to the full text of the Seventh Amendment.

Amendment to Securities Purchase Agreement and 6.0% Convertible Debentures

As previously disclosed, on August 12, 2019, we issued $20,000,000 aggregate principal amount of 6.0% Convertible Debentures due 2024, or the Notes, pursuant to a Securities Purchase Agreement, or the Purchase Agreement, with certain purchasers named therein, or the Purchasers. As of September 30, 2020, $20,600,000 aggregate principal amount of the Notes were outstanding, including additional principal amounts representing accrued interest under the terms of the Notes.

On December 4, 2020, we entered into an Amendment to the Purchase Agreement and the Notes, or the Notes Amendment, pursuant to which the maturity date of $20,445,500 aggregate principal amount of the Notes was extended to August 12, 2026.

A copy of the Notes Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Notes Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01    Exhibits
(d)    Exhibits

Exhibit No.	Description of Document
10.1
Seventh Amendment, dated December 4, 2020, to the Loan and Security Agreement, dated March 15, 2019, by and among Apollo Endosurgery, Inc., Solar Capital Ltd., the guarantors party thereto, and the lenders.

10.2
Amendment, dated as of December 4, 2020, to the Securities Purchase Agreement, dated as of August 7, 2019, by and among Apollo Endosurgery, Inc. and the purchasers named therein, and the 6.0% Convertible Debentures due 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	December 7, 2020
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer